UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 2, 2015 (May 29, 2015)

MEMORIAL RESOURCE DEVELOPMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36490	46-4710769
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1800 Houston, Texas		77002 (Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 588-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2015, the Board of Directors of Memorial Resource Development Corp. (the “Company”) approved the grant of restricted shares (the “Restricted Shares”) pursuant to the Company’s 2014 Long-Term Incentive Plan to certain executive officers of the Company as indicated in the following table:

Award Recipient	Number of Restricted Shares

John A. Weinzierl	126,917

William J. Scarff	91,222

Andrew J. Cozby	55,526

Larry R. Forney	55,526

Kyle N. Roane	51,560

Gregory M. Robbins	51,560

Dennis G. Venghaus, Jr.	19,831

On May 29, 2015, the Board of Directors of Memorial Production Partners GP LLC (“MEMP GP”), the general partner of Memorial Production Partners LP (the “Partnership”), approved a grant of restricted common units representing limited partner interests in the Partnership (the “Restricted Units”) pursuant to the Partnership’s Long-Term Incentive Plan to certain executive officers of the Partnership’s general partner and employees as indicated in the following table:

Award Recipient	Number of Restricted Units

John A. Weinzierl	53,548

William J. Scarff	38,487

Andrew J. Cozby	23,427

Larry R. Forney	23,427

Kyle N. Roane	21,754

Gregory M. Robbins	21,754

Dennis G. Venghaus, Jr.	8,367

The grant of the Restricted Shares to certain executive officers of the Partnership’s general partner and employees were made pursuant to a Restricted Stock Agreement, a form of which was previously filed with the Company’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission (the “Commission”) on June 18, 2014 (the “Form S-8”), and will vest pro-rata over a three year period. The terms of the Restricted Stock Agreement are substantially the same as the terms set forth in the form of such agreement previously filed as Exhibit 4.6 to the Form S-8. The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Form of Restricted Stock Agreement. A copy of the Form of Restricted Stock Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

The grant of the Restricted Units to the executive officers were made pursuant to a Restricted Unit Agreement, a form of which was previously filed with the Partnership’s Registration Statement on Form S-8, filed with the Commission on December 14, 2011 (the “Partnership Form S-8”), and will vest pro-rata over a three year period. The terms of the Restricted Unit Agreement are substantially the same as the terms set forth in the form of such agreement previously filed as Exhibit 4.6 to the Partnership Form S-8. The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Form of Restricted Unit Agreement. A copy of the Form of Restricted Unit Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Restricted Stock Agreement (incorporated by reference to Exhibit 4.6 of the Company’s Registration Statement on Form S-8 (File No. 333-196855) filed on June 18, 2014)

10.2	Form of Restricted Unit Agreement (incorporated by reference to Exhibit 4.6 of the Partnership’s Registration Statement on Form S-8 (File No. 333-178493) filed on December 14, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMORIAL RESOURCE DEVELOPMENT CORP.

Date: June 2, 2015	By:	/s/ Kyle N. Roane
Kyle N. Roane
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Restricted Stock Agreement (incorporated by reference to Exhibit 4.6 of the Company’s Registration Statement on Form S-8 (File No. 333-196855) filed on June 18, 2014)

10.2	Form of Restricted Unit Agreement (incorporated by reference to Exhibit 4.6 of the Partnership’s Registration Statement on Form S-8 (File No. 333-178493) filed on December 14, 2011)